UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 12, 2008
XATA CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-27166	41-1641815
(State of other jurisdiction	(Commission File No.)	(IRS Employer Identification
of incorporation)		Number)
965 Prairie Center Drive, Eden Prairie, Minnesota 55344
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (952) 707-5600
(Former name, former address and former fiscal year, if changed since last report): N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On December 12, 2008, XATA Corporation (the “Company”) filed restated articles of incorporation to reflect a number of amendments that had been made to the Company’s articles of incorporation since they were last restated, including, among other things, the cancellation of its Series A Preferred Stock (which had no outstanding shares).
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

3.1	Restated Articles of Incorporation

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2008	XATA CORPORATION
	By:	/s/ Wesley C. Fredenburg
Wesley C. Fredenburg, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Restated Articles of Incorporation